EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Steven G. Larson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (i)           the Annual Report of LaserCard Corporation (the “Company”) on Form 10-K for the period ended March 31, 2009 (the “Report”), fully complies with the requirements of section 13(a) or 15(d), whichever is applicable, of the Securities Exchange Act of 1934, as amended, and

          (ii)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 15, 2009

/s/Steven G. Larson
Steven G. Larson
Chief Financial Officer
(Principal Financial Officer)